SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2018 (April 10, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Copy to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Fl.New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 10, 2018, the Board of Directors (the “Board”) of MoneyOnMobile, Inc., a Texas corporation (the “Company”), elected Mr. Narayan (AG) Gangadhar as a new member of the Board. In connection with his election as a member of the Board, the Company agreed to issue to Mr. Gangadhar a five year warrant to purchase up to 200,000 of the Company’s common stock at an exercise price of $0.41, the closing price of the Company’s common stock on April 10, 2018.

Mr. Gangadhar’s biographical information

Narayan (AG) Gangadhar, age 40, has nearly two decades of experience in leadership roles managing engineering and infrastructure at major technology companies such as Amazon, Google, and Microsoft. Until recently, he was Chief Technology Officer for General Motors’ Cruise Automation, helping to engineer self-driving cars at production scale. From August 2015 till recently, Mr. Gangadhar served as Head of Core Engineering at Uber. In addition, from March 2010 to August 2015, he served as Senior Engineer Director at Google. Mr. Gangadhar received his Bachelor’s degree in Computer Science from the University of Bombay in 1999. He received his Master’s degree in Computer Sciences from Worcester Polytechnic Institute in 2001.

There are no arrangements or understandings between Mr. Gangadhar and any other persons pursuant to which he was appointed as a director of the Company. In addition, there are no family relationships between Mr. Gangadhar and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, in the past two years, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Gangadhar had or will have a direct or indirect material interest, and there are currently no such proposed transaction.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: April 16, 2018	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer